EXHIBIT 10.4

MethodFactory, Inc. - www.methodfactory.com

Project: Develop a web application
to support the QxPrint
wireless business model.

13 September 2000

James Williamson
MethodFactory, Inc.
240 N Washington Blvd
Suite 530
Sarasota, FL 34236
v. 941.364.8161
f. 941.955.5481
e. james@methodfactory.com
         i.       www.methodfactory.com

Service Agreement for Retrieval Dynamics Corp. 13 September 2000
Project: Web application for QxPrint business model
Page: 1 of 5
Version: 1.0
MethodFactory, Inc. - www.methodfactory.com

Web Development Agreement

THIS AGREEMENT is made as of 13 September 2000 by and between MethodFactory, a Florida Corporation with offices at 240 N. Washington Blvd., Suite 530, Sarasota, Florida 34236 ("MethodFactory"), and Retrieval Dynamics Corporation with offices at Two School Avenue, Sarasota, FL 34237("RDC").

1. RETENTION OF METHODFACTORY
RDC hereby retains the services of MethodFactory to provide the services described in Exhibit A.

2. FEE
RDC agrees to pay MethodFactory $21,500 for all work described in Exhibit A.

3. RETAINER
A retainer in the amount of 30% of the total costs is due upon the signing of this Agreement and


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is refundable only if MethodFactory breaches this Web Development Agreement.

4. INTEREST
Interest will be charged on all balances not paid per the terms of this Agreement. Interest calculated at a daily rate of .0049315. The corresponding annual rate is 18%. We figure the finance charge on the RDC' account by applying the periodic rate to the daily balance of theaccount.

5. DEFAULT
In the event of default by the RDC, RDC shall be responsible for the payment of all costs incurred by MethodFactory in enforcing the terms of this Agreement, including reasonable attorney's fees and costs whether suit is initiated or not.

6. RESTRICTIVE COVENANT
The RDC recognizes that MethodFactory has developed and generated a significant number of confidential clients, business alliances, agreements, strategies and software products that have been disclosed to its employees; that
MethodFactory's employees will devote substantive professional attention to these confidential clients, business alliances, agreements and strategies; that MethodFactory has created and produced substantial expertise related to its business, including but not limited to, well-trained personnel, business know-how, training procedures, operational plans and procedures and other similar intangible professional or business information and trade secrets; that these confidential clients, business alliances, agreements, strategies, software products, training procedures, operational plans and procedures, business know-how and other similar intangible professional or business information and trade secrets constitute proprietary rights owned by and vested exclusively in MethodFactory; that MethodFactory has and will expend considerable time, effort and expense training its employees in its business and in the way it conducts its business; that MethodFactory's employees will acquire confidential knowledge and other data or information relating to all aspects of the MethodFactory's business, including but not limited to, its accounts, customers, clients, business methods, procedures and forms, strategies, systems, alliances, agreements and software; and that if employees leave the employ of MethodFactory for any reason and compete with MethodFactory or uses its confidential or proprietary professional or business information or trade secrets, MethodFactory will suffer irreparable harm and financial loss and will have no adequate remedy at law. Further, the RDC agrees that MethodFactory has a legitimate business interest in retaining its employees and preventing its employees from seeking independent employment with its present and former customers. Based on the foregoing, the RDC agrees that for a period of one year after completion of the Project that it will not employ or use in any respect any employees of MethodFactory who have worked in any manner on the Project. This provision shall survive the expiration and/or termination of this Agreement.

7. JURISDICTION AND DISPUTES
This Agreement shall be governed by the laws of Florida. All disputes hereunder shall be resolved in the applicable state or federal courts of Florida. Further, the parties agree that proper venue for any action brought in connection with this Agreement will be in Sarasota


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County,  Florida.  The parties consent to the jurisdiction of such courts, agree to accept service of process by mail, and waive any jurisdictional or venue defenses otherwise available.

8. NOTICES

A. Any notice required to be given pursuant to this Agreement shall be in writing and mailed by certified or registered mail, return receipt requested, or delivered by a national overnight express service such as Federal Express, or by telefax communication with an acknowledgment by the recipient.

B. Either party may change the address to which notice or payment is to be made by written notice to the other party under any provision of this Paragraph.

9. AGREEMENT BINDING ON SUCCESSORS
This Agreement shall be binding on and shall inure to the benefit of the parties hereto, and their heirs, administrators, successors, and assigns.

10. WAIVER
No waiver by either party of any default shall be deemed as a waiver of any prior or subsequent default of the same or other provisions of this Agreement.

11. SEVERABILITY
If any provision hereof is held invalid or unenforceable by a court of competent jurisdiction, such invalidity shall not affect the validity or operation of any other provision, and such invalid provision shall be deemed to be severed from the Agreement.

12. ASSIGNABILITY
Either party shall have the unfettered right to assign this Agreement to a successor or purchaser of any of its assets.

13. INTEGRATION
This Agreement constitutes the entire understanding of the parties, and revokes and supersedes all prior agreements between the parties and is intended as a final expression of their Agreement.
It shall not be modified or amended except in writing signed by the parties hereto and specifically referring to this Agreement. This Agreement shall take precedence over any other documents that may be in conflict therewith.




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14. PROPERTY TITLE

The web solution described herein will incorporate proprietary development components from MethodFactory as well as components developed for previous projects. MethodFactory retains ownership, title and copyrights to all MethodFactory products, modifications thereof and all associated documentation.

RDC receives and retains ownership and title to the QxPrint web application upon project completion.

16. CONFIDENTIAL AND PROPRIETARY INFORMATION

A. Each party acknowledges and agrees that all information concerning the other party is "Confidential and Proprietary Information". Each party agrees that it will not permit the duplication, use or disclosure of any such Confidential and Proprietary Information to any person (other than its own employee who must have such information for the performance of his obligations under this Agreement), unless authorized in writing by the other party. "Confidential and Proprietary Information" is not meant to include any information, which, at the time of disclosure, is generally known by the public. MethodFactory further acknowledges, understands and agrees that RDC's proprietary assets and trade secrets are unique and that RDC is entitled to all legal and equitable remedies to protect those proprietary assets and trade secrets.

B. MethodFactory agrees to be responsible for the actions of it's employees, or any other persons provided access to the offices of MethodFactory, who may have contact with or access to such Confidential and Proprietary Information, and to monitor those persons such that RDC's proprietary assets and trade secrets are continuously protected. MethodFactory further agrees to secure written compliance to this Non-Disclosure from any third-party or sub-contracting firms who may be involved with MethodFactory for the completion of MethodFactory's duties as part of this agreement with RDC.

C. MethodFactory and RDC agree that the Confidential and Proprietary Information is valuable and a unique asset of each other and that the restrictive covenants described above are the minimum such provisions necessary to protect both parties in the use of the Confidential and Proprietary Information and the employment of the goodwill of the parties, that damages cannot adequately compensate the parties in the event of a violation of this Agreement, and that in such event injunctive relief would be essential for the protection of the parties' legitimate business interests. Accordingly, each party agrees and consents that, in the event of a violation or breach of any provision of this Agreement, the other party shall be entitled to obtain (and the breaching party hereby consents thereto) injunctive relief. Obtainment of such injunction by the non-breaching party shall not be considered an election of remedies or a waiver of any right by the non-breaching party to assert any other remedy or remedies which the non-breaching party may have at law or in equity.

17. INDEMNIFICATION
RDC agrees to indemnify and hold harmless MethodFactory from breaches of this agreement by RDC. MethodFactory, likewise, agrees to indemnify and hold harmless RDC from Breach of this agreement by MethodFactory.



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         IN WITNESS WHEREOF,  the parties hereto,  intending to be legally bound hereby, have each caused to be affixed hereto its or his/her hand and seal the day indicated.

MethodFactory                         Retrieval Dynamics Corporation


By: /s/Jeff Given                     By /s/ Peter Voghel
Title: Business Development           Title: President
Date: 10/6/00                         Date:10/2/00




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Exhibit A

1. Objective

QxPrint is a wireless print on demand solution for PDA's and wireless devices. MethodFactory will be charged with creating the web site design, and web-based management facility.

2. Assumptions

* MethodFactory's development is limited to website development. All external processes, including middleware will access the web site information and do all necessary ransaction and data processing. MethodFactory will post all web initiated transactions to the middleware via an http post.

* This estimate is exclusive of any required meetings with middleware developers or other 3rd party integrators.
*    This   estimate  is   exclusive  of  any  3rd  party   contact   management
     syncronization solutionIntegration.
* The client will provide all site verbiage, logos, graphics, diagrams and table data.
*    Lason POD shipping options limited to continental US.
*    Middleware will populate transaction records with shipping cost.
*    Middleware will create transactions into web site database.
* The client will purchase necessary 3rd party component. MethodFactory will assist the client with purchase.
     o    IISCartCC (For credit card processing)
     o    SA Fileup (For file upload)
     o    ASPMail (For email notifications)
* The client will establish (MethodFactory will assist the client with this process):
     o    SSL certificate
     o    Merchant account gateway (Authorize.Net, CyberCash, etc.)
     o    Merchant account

3. Development

*        Basic site layout & navigation

         1.   Home page

          a Summary: A launch page that includes, client login, along with links to company, product and contact information

          b Navigation: User log-in, New user, About QxPrint, Contact us, RDC parent link

         2.  User home


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          a.   Summary: A functional work space that includes document,  contact and device management. The User home section is protected by a log- in name & password.

               i.   QxPrint library

               1. Directory of templates (possible limitation to .dot files) that the user may move to his/her member directory, or download to edit. A copy of the file is physically moved to the Member library. Design with an eye towards possible future vertical market categorization.

               ii.  Member (IDN) library
                    1. Private directory of up to 10 documents which includes both document templates and documents.
                    2.   User can:
                         a. Upload from desktop
                         b. Copy from QxPrint library
                         c. Remove files
                    3.   Possible limitation to .dot files for templates.
               iii. Contact management console offering the user the ability to:
                    1.   Create new contact from a web interface
                    2.   Edit existing contacts from a web interface
                    3.   Import   pre-existing   contacts   using  a  3rd  party
                         solution. (doesnot include integration of the solution)
               iv.  View accounts (account reporting/management)
                    1.   View transaction reports
                         a. All documents sent by name + contact/date/method
                         b. Billing summary by month w/ an annual running total
                    2.   Change business contact and billing info
               v.   Device management
                    1.   Download wireless device drivers
                    2.   Change supported wireless devices
                         a. RIM 950
                         b. Blackberry
                         c. Palm
                         d. Handspring
                         e. Casio Pia
                         f. IBM handheld (w/ palm OS)
               vi. Offer web-based functionality of all wireless document send options
                    1.   User selects document to send
                    2.   User selects recipient(s) to send document to
                    3.   User selects send method: a. email


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                                    b.  fax
                                    c.  Lason pod
                              i. Delivery option - Next Day
                              ii. Delivery option - Standard
                    4. User is presented with cost summary screen and submit button
                    5.   Processing
                         a. Log transaction to web site database
                         b. Post transaction to middleware
                         c. Transaction confirmation email is sent to user (viamiddleware)
                    6.   Confirmation/thank you screen

          b. Navigation: Home, Document library, Member library, Contact management, Account management, Device management, Help

3. New user

          a. Summary: A call-to-action page featuring a staged registration path
               i.   Registration form captures:
                    1.   Business contact info
                    2.   Billing info
                    3.   User security
                         a. Name & password
                         b. Challenge question & answer - for use when user forgets password
                    4.   Wireless device
               ii. Registration form then qualifies user by processing the customers credit card with sign-up fee. Approved applicants receive their user name & password, and are directed to the User home page.
               iii. Qualified users are sent a welcome email that includes
                    1.   Sample template salutation
                    2. Technical instructions for building a QxPrint document template
          b.   Navigation: Home, About QxPrint, Registration form
4. About QxPrint
         a. Summary: Primary sales tool for QxPrint. Static pages illustrating:
               i.   Product features
               ii.  Info flow diagram
               iii. Pricing schedule
               iv.  Demo
               v.   FAQ
               vi.  Various PDF tutorial files


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          b.   Navigation:  Home,  New user, RDC parent link,  Partner  company, business development contact form

5. Contact us
          a. Summary: Mailto form that captures contact information and customer comments.
          b.   Navigation:   Home,  RDC  parent  link,   About  QxPrint,   Legal
               disclaimer

6. RDC parent link

         a. Summary: Link to the RDC parent site.

7. QxPrint backend management panel

               1.   Add/update/delete users
               2.   Manage default templates (QxPrint library)
               3.   Batch credit card processing for weekly process
                    * Will bill all unbilled transactions through billing processing date


*    Database
     o    Develop   integrated   database   architecture  with  an  eye  towards
          additional user functionality, features and wireless devices.
*        eCommerce/transaction
     o    Real-time charge at initial registration
     o    Maintain account billing information for weekly batch processing
     o    Maintain transaction log
     o    Write the appropriate account updates for transactions
     o    Post any web based transactions to middleware
*    Membership
     o    Provide user id and password secured member login
     o    Member account information
          o    Transaction Log
          o    Update contact / billing information
          o    Set personal preferences
     o    Profile member file management
          *    Members can upload files through web interface
          *    Members remove uploaded files
          * Members can download example documents (MS .dot formatted) to modify and re-upload to their personal file area


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*    Website Testing

*    Syncronization solution research

     o Up to three days of technical research relating to a pre-existing import/syncronization solution for leading contact managers
          *    Act
          *    Outlook
          *    Palm Desktop
          *    Goldmine

4. Development Costs
The  cost of  Development  of the  Qxprint  web  application  will  be  $21,500.
MethodFactory requires a 30% deposit to begin work and the balance due upon delivery.

5. Development Schedule
MethodFactory estimates the development time for this project to be 4 weeks exclusive of outside integration time. At this time, MethodFactory's next project launch date is September 25. Project launch dates are not reserved until MethodFactory receives a signed service agreement and project retainer.